UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11307-01 (Commission File Number)	74-2480931 (I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, Arizona	85004-4414
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 366-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported, on September 19, 2010, Freeport-McMoRan Copper & Gold Inc. (“FCX”), Freeport-McMoRan Preferred LLC (“FCX Preferred”), a Delaware limited liability company and wholly owned subsidiary of FCX, and McMoRan Exploration Co. (“MMR”) entered into a stock purchase agreement (the “FCX Purchase Agreement”) pursuant to which MMR agreed to sell and FCX Preferred agreed to purchase 500,000 shares of MMR’s 5 3/4% Convertible Perpetual Preferred Stock, par value $0.01 per share and liquidation preference $1,000 per share (the “Preferred Stock”), for an aggregate purchase price of $500 million (the “FCX Issuance”), concurrently with consummation of MMR’s oil and gas property acquisition from Plains Exploration & Production Company and MMR’s $400 million financing transaction with a group of institutional investors. The previously announced transactions, including the FCX Issuance, were completed on December 30, 2010.
In connection with the completion of the FCX Issuance, FCX Preferred and MMR entered into a registration rights agreement (the “FCX Registration Rights Agreement”) and FCX, FCX Preferred and MMR entered into a stockholder agreement (the “FCX Stockholder Agreement”), the material terms of each of which were previously reported on the Current Report on Form 8-K filed with the SEC on September 23, 2010, and are incorporated herein by reference. Those descriptions of the FCX Registration Rights Agreement and the FCX Stockholder Agreement are summaries only and are qualified in their entirety by reference to the FCX Registration Rights Agreement and the FCX Stockholder Agreement, copies of which are attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
The current report on Form 8-K filed with the SEC on September 23, 2010, also contains additional information about the FCX Issuance and the FCX Purchase Agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.
By:	/s/ Kathleen L. Quirk
Kathleen L. Quirk
Executive Vice President, Chief Financial Officer & Treasurer (authorized signatory and Principal Financial Officer)

Date: December 30, 2010

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

10.1	Registration Rights Agreement by and between McMoRan Exploration Co. and Freeport-McMoRan Preferred LLC.

10.2	Stockholder Agreement by and among McMoRan Exploration Co., Freeport-McMoRan Copper & Gold Inc. and Freeport-McMoRan Preferred LLC.